                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Too, Inc. (the "Company"), on Form 10-Q for the quarter ended August 2, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael W. Rayden, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 16, 2003
                                            /s/ Michael W. Rayden
                                            ------------------------------------
                                            Michael W. Rayden
                                            Chairman of the Board, President and
                                            Chief Executive Officer